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                                                                   EXHIBIT 10.16


                    SETTLEMENT AGREEMENT AND MUTUAL RELEASES


        THIS SETTLEMENT AGREEMENT AND MUTUAL RELEASES (this "Agreement") is entered into effective the 19th day of March 2001 (the "Effective Date") by and among e-MedSoft.com, a Nevada corporation ("e-Med"), PrimeRX.com, Inc., a Delaware corporation ("PrimeRX"), Network Pharmaceuticals, Inc., a Delaware corporation ("Network"), PrimeMed Pharmacy Services, Inc., a Delaware corporation ("PrimeMed"), Prem Reddy, M.D. ("Reddy"), Prime A Investments, LLC ("Prime A"), David W. Rombro ("Rombro"), Raymond Matko ("Matko") and Richard A. Hayes ("Hayes").

                                    RECITALS:

        WHEREAS, PrimeRX and e-Med are parties to a Management Services and Joint Venture Agreement (the "Management Agreement") and a Master Preferred Provider Agreement (the "Provider Agreement"); and

        WHEREAS, e-Med and all of the shareholders of PrimeRX, including Reddy and Prime A, entered into an Agreement dated April 7, 2000 (the "Stock Agreement"); and

        WHEREAS, Reddy and Prime A (collectively the "Shareholders") currently hold common stock and preferred stock of PrimeRX as set forth in Exhibit "A" attached hereto (the "PrimeRX Shares"). Reddy executed a written notice dated as of April 12, 2000 for the acquisition by the Shareholders of 2,640,000 shares (hereinafter "Shares") of common stock of e-Med (the "Stock Option Exercise") in exchange for a portion of the common stock included in the PrimeRX shares constituting approximately twenty nine (29) percent of the common stock of PrimeRX (the "PrimeRX Option Shares"), pursuant to the Stock Agreement, and the Shareholders abandoned the Shares by written notice on December 30, 2000 and have not yet transferred the PrimeRX Option Shares to e-Med. Reddy and PrimeA acquired no other shares in PrimeRX from and after April 12, 2000; and

        WHEREAS, PrimeMed and Network are both wholly owned subsidiaries of PrimeRX, and engaged in the business of owning, operating and managing pharmacies and providing pharmacy related services; and

        WHEREAS, disputes have arisen over the Management Agreement, the Provider Agreement, the Stock Agreement and the validity of the Stock Option Exercise, and the parties entered into a Standstill Agreement in order to provide time for resolution of the disputes; and

        WHEREAS, the parties now desire to resolve all of the disputes by providing for an exchange by the Shareholders of all of their shares in PrimeRX for all of the outstanding shares of Network, and providing for termination or modification of the various agreements.


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        NOW THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I
                           EXCHANGE OF SHARES; CLOSING

        1.1 Exchange of Shares. Subject to the terms and conditions set forth in this Agreement, (i) the Shareholders will exchange all of their common and preferred stock in PrimeRX, other than the PrimeRX Option Shares, for all of the outstanding stock of Network (the "Share Exchange"); and (ii) the Shareholders will transfer the PrimeRX Option Shares to e-Med. At the request of the Shareholders, Prime RX will make a Section 338(h)(10) election with respect to Network. It is understood that all of the outstanding the shares of Network (the "Network Shares") are held as collateral for the CNB Loan (as hereinafter defined), and that as a result, PrimeRX may not be able to transfer the Network Shares to the Shareholders at the Closing. Accordingly, the PrimeRX Shares will be held in escrow until such time as the Network Shares are free and clear of all debts, liens and liabilities of Network, PrimeRX and PrimeMed or the consent of City National Bank is obtained. If City National Bank agrees, the Network Shares shall be re-issued in the name of the Shareholders and held until released by City National Bank.

        1.2 Exchange Value. The parties agree that the value of Network in connection with the Share Exchange is the sum of Seven Million Five Hundred Thousand Dollars ($7,500,000.00), and each party hereto agrees to use such value for tax reporting purposes.

        1.3 California Operations. Immediately prior to the Closing, e-Med, PrimeRX and PrimeMed (collectively the "e-Med Parties") shall transfer to and consolidate into Network the pharmacies, pharmacy assets, pharmacy management and ancillary pharmacy businesses owned or conducted by the e-Med Parties and their subsidiaries located in the High Desert Region in the State of California (the "High Desert Operations"). For purposes of this Agreement, the High Desert Operations shall be deemed to be included in Network.

        1.4 Debts and Liabilities of Network.

                1.4.1 Closing Obligations. Except for the obligations as hereinafter provided, within sixty (60) days after the Closing, the e-Med Parties will pay out of their own funds, and not out of assets of Network, all of the legitimate debts, obligations and liabilities of Network, and expressly including payment of all of Network's trade payables that are greater than fifteen (15) days old (collectively the "Closing Obligations"). All inter-company obligations appertaining or relating to the e-Med Parties and Network (e.g., monies carried on the books of e-Med prior to this Agreement as owed by PrimeRX to Network and by Network to an e-Med Party) are hereby confirmed to have been forever and finally discharged, waived and given up by virtue of this Agreement and the releases set forth below.



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                1.4.2 City National Bank Loan. Network is currently indebted to
City National Bank in the approximate amount of Six Million Dollars ($6,000,000.00) (the "CNB Loan"), which is secured by all of the assets of Network and the Network Shares (the "Security"). The e-Med Parties agree, within one hundred eighty (180) days of the Closing, to pay or assume the CNB Loan in such fashion as to obtain release of Reddy and Network from liability on the CNB Loan and release of the Security for the CNB loan, so that all of the assets and the stock of Network are owned by Network free and clear from all liens, debts and encumbrances (hereinafter "CNB Release"). The e-Med Parties shall have the right to extend the time for obtaining the CNB Release for an additional thirty
(30) days in consideration for the contribution of the then existing balance on the e-med Advances, as hereinafter defined. The e-Med Parties acknowledge that their failure to obtain the CNB Release will cause Network to incur costs not contemplated by this Agreement, and the exact amount of such costs being extremely difficult and impracticable to fix. Therefore, if the e-Med Parties do not obtain the CNB Release in a timely manner hereunder within two hundred and
(210) days after the Closing, the e-Med Parties shall pay to Network the additional sum of ten percent (10%) of the then unpaid balance of the CNB Loan as a late charge. The parties agree that this late charge represents a fair and reasonable estimate of the costs that Network will incur by reason of late payment. Subsequent to paying this late charge, the e-Med Parties shall nonetheless have the affirmative obligation obtain the CNB Release hereunder.

                1.4.3 Bergen Brunswig Guaranty. It is acknowledged that Reddy has personally guaranteed the payment of obligations to Bergen Brunswig incurred by the e-Med Parties and Network in the purchase of pharmaceutical products (the "Bergen Guaranty"). The e-Med Parties agree, within one hundred fifty (150) days of the Closing, to obtain the release of Reddy from the Bergen Guaranty. It is agreed that Reddy will not terminate his Bergen Guaranty so long as the total liability under the Bergen Guaranty is not increased from the amount due as of the Effective Date. The e-Med Parties acknowledge that their failure to obtain the release of Reddy from the Bergen Guaranty will cause Reddy to incur costs not contemplated by this Agreement, and the exact amount of such costs being extremely difficult and impracticable to fix. Therefore, if Reddy is not timely released from the Bergen Guaranty, the e-Med Parties shall pay to Reddy the sum of ten percent (10%) of the then unpaid balance of the Bergen Guaranty as a late charge. The parties agree that this late charge represents a fair and reasonable estimate of the costs that Reddy will incur by reason of failure of the e-Med Parties to perform their obligations under this Section 1.4.3. Subsequent to paying this late charge, the e-Med Parties shall nonetheless have the affirmative obligation to obtain the release of the Bergen Guaranty hereunder.

                1.4.4 Other Personal Guarantees. The e-Med Parties agree, within one hundred fifty (150) days of the Closing, to obtain the release of Reddy from all legitimate debts, obligations and liabilities of the e-Med Parties and Network which Reddy has either personally guaranteed or incurred direct liability (such as entering into a lease in his name for the benefit of an e-Med Party) by reason of a written instrument signed by Reddy, but not including facility leases for pharmacies currently operated by Network. In order to assist e-Med Parties in identifying and releasing these guaranteed obligations, Reddy shall, within five



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(5) days following the Closing -- deliver copies of the written guaranty instruments to the e-Med Parties with respect to all such legitimate liabilities.

                1.4.5 Working Capital Loan. Until such time as the e-Med Parties have performed all of their obligations under this Section 1.4.2, the e-Med Parties agree to provide working capital funding to Network in the amount of Three Hundred Thousand Dollars ($300,000.00) per month (the "e-Med Advances"). The e-Med Advances will be repayable in full by Network no later than one (1) year following the discharge of all obligations provided in Section 1.4.2, with interest at the "applicable federal rate" (as defined in the Internal Revenue
Code) in existence as of the Closing. In the event that e-Med fails to timely perform its obligations under Section 1.4.2, then the e-Med Advances shall be contributed to the capital of Network as additional consideration for this transaction. Network's obligations under this Section 1.4.5 are hereby unconditionally guaranteed by Reddy.

                1.4.6 Network Shall Pay $2.2 Million. Network hereby agrees to pay a total of Two Million Two Hundred Thousand Dollars ($2,200,000.00) towards debts of Network, to be applied first towards trade payables of Network not more than fifteen (15) days old, then to other trade payables of Network, and then if any portion of the assumed amount remains, to general debts of Network.

        1.5 Management and Other Agreements. At the Closing, (i) the Management Agreement and the Provider Agreement will be amended to expressly exclude Network; (ii) the Stock Agreement shall be amended to eliminate the Shareholders and Hayes; (iii) Hayes hereby agrees that he has abandoned, released and given up -- forever any and all shares of capital stock he or anybody acting on his behalf ever held in PrimeRX; (iv) other than the obligations under this Agreement, all agreements, understandings and commitments by or among the parties hereto shall be effectively terminated and of no further force and effect in view of the effectiveness of the mutual general releases set forth below. By executing this Agreement, Hayes acknowledges that Hayes has released and forever given up any and all shares of capital stock he or anybody acting on his behalf ever held in PrimeRX.

        1.6 Network Management Agreement. Within thirty (30) days after the Closing. Network and e-Med will enter into a new management services agreement in the manner provided in this paragraph (the "Network Agreement"). Absent the preparation and execution of a written instrument confirming the Network Agreement , this paragraph shall constitute the Network Agreement. The Network Agreement shall provide, and the legal agreement between the parties is, that all accounting and financial functions of Network shall be managed exclusively by a management team headed by Reddy, Lex Reddy or assignee and on an ongoing basis which is appointed under the Network Agreement and which is approved by either Reddy, Lex Reddy or their assignee (the "Network Management"). The persons constituting the Network Management shall be employees of e-Med, but shall have full operational authority to manage Network absent theft or fraud. E-Med shall have no obligation to pay such employees. E-med shall have the right to designate one or more persons who will, at the sole cost and expense of e-Med and not Network, assist the Network Management in performing the management functions under the Network Agreement. It is



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understood that the Network Management may devote such time and attention to the business of Network as they deem necessary. Although the financial statements of Network shall be consolidated with the financial statements of e-Med while the Network Agreement are in effect (and it shall be obligation of all parties, without any further consideration due any party, to do all reasonable acts to effectuate consolidation of Network into e-Med, so long as the Network Agreement is consistent with the provisions of this Agreement and such acts do not increase costs to Network or the Reddy Parties), all operations of Network shall be conducted out of its Redlands facility, which shall be solely occupied by Network. The Network Management shall have sole authority over all aspects of the business of Network, and all Network assets and liabilities shall remain segregated from the assets and liabilities of the e-Med Parties. Network liabilities shall be limited to those specifically related to the business of Network or those historically paid by Network as a part of its operations, and Network shall not be obligated to incur or guaranty or provide assets as collateral for debts or obligations of the e-Med Parties, or any of their subsidiaries or affiliated entities. No management fees shall be payable to e-Med for services rendered under the Network Agreement. Network shall have the right to terminate the Network Agreement immediately upon the occurrence of any of the following: (i) in the event that there is any change to the Network Management or interference with the operations of Network without the express written consent of Reddy, Lex Reddy or their assignee; or (ii) the sale of Network to a third party which sale may not take place until after January 1, 2002; or (iii) the breach by an e-Med party of any of the material provision of this Agreement.

        1.7 Stock Agreement. It is understood that after the Network Shares have been released from the security, for the CNB Loan, substantially all of the outstanding stock of PrimeRX shall be held by e-Med, and e-Med shall be responsible for resolving the claims of Rombro and Matko as stockholders and stock option holders of PrimeRX, and any other stock option holders of PrimeRX. By executing this Agreement, Rombro and Matko agree that e-Med shall and hereby does have an irrevocable proxy over all of their shares of stock in PrimeRX for all purposes.

        1.8 Closing. The Share Exchange and other transactions contemplated by this Agreement (the "Closing") shall take place at 10:00 a.m. on March 26, 2001 in the lobby of the St. Regis Hotel, or such other time and date as is agreed upon by the parties (the "Closing Date").

                1.8.1 Deliveries by e-Med. At the Closing, e-Med shall deliver to Reddy the following: (i) corporate resolutions of the e-Med Parties authorizing the execution and delivery of this Agreement and the performance by the e-Med Parties of their obligations hereunder; (ii) stock assignment separate from certificate for the Network Shares; (iii) evidence of the full satisfaction of the Closing Obligations; and (iv) any other documents requested by Reddy and reasonably required or necessary for the consummation of the transactions contemplated by this Agreement.



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                1.8.2 Deliveries by Reddy. At the Closing, Reddy shall deliver to e-Med the following: (i) stock assignment separate from certificate for the PrimeRX Option Shares, duly endorsed for transfer to e-Med; (ii) stock assignment separate from certificate for the PrimeRX Shares other than the PrimeRX Option Shares, duly endorsed for transfer to PrimeRX, with the original certificates delivered to an escrow holder mutually agreed upon by the Shareholders and e-Med; and (iii) any other documents requested by e-Med and reasonably required or necessary for the consummation of the transactions contemplated by this Agreement.

        1.9 Releases.

                1.9.1 Release by the e-Med Parties. Excepting the obligations set out in this Agreement, the e-Med Parties, Rombro and Matko, for themselves and for their respective officers, directors, legal predecessors, successors, assigns, and those who at any time purport for any reason to be acting in association with it or on its behalf (collectively the "e-Med Group"), do hereby forever and finally release, relieve, acquit, remise, absolve and discharge Reddy, Prime A, Network and Hayes (collectively the "Reddy Parties") and their respective past and present employees, officers, partners, associates, affiliates, subsidiaries, related companies, joint venture partners, directors, agents, representatives, attorneys, shareholders, spouses, children, fiancees and former spouses from any and all losses, claims, debts, liabilities, demands, obligations, promises, acts, omissions, agreements, costs and expenses, damages, injuries, suits, actions and causes of action, of whatever kind or nature, whether known or unknown, suspected or unsuspected, contingent or fixed, that the e-Med Group may have against the Reddy Parties (or against their past and present employees, officers, partners, associates, affiliates, subsidiaries, related companies, joint venture partners, directors, agents, representatives, attorneys, shareholders, spouses, children, fiancees and former spouses) based upon, related to, or by reason of any matter, cause, fact, act or omission occurring or arising at any moment from the beginning of time to the Closing , including, without limitation matters existing by reason of any contract (express or implied in fact or implied in law), lien, liability, cause, fact, thing, act or omission whatever, occurring or existing at any time up to the Closing. Each person released by operation of this Agreement is an intended third party beneficiary of this Agreement. Immediately upon execution of this Agreement, e-Med shall dismiss with prejudice the pending action filed by e-Med against Reddy, et al.

                1.9.2 Release by the Reddy Parties. Excepting the obligations set out in this Agreement, the Reddy Parties, for themselves and for their, officers, directors, legal predecessors, successors, assigns, and those who at any time purport for any reason to be acting in association with it or on its behalf, do hereby forever and finally release, relieve, acquit, remise, absolve and discharge the e-Med Group and their respective past and present employees, officers, partners, associates, affiliates, subsidiaries, related companies, joint venture partners, directors, agents, representatives, attorneys, shareholders, spouses, children, fiancees and former spouses from any and all losses, claims, debts, liabilities, demands, obligations, promises, acts, omissions, agreements, costs and expenses, damages, injuries, suits, actions and causes of action, of whatever kind or nature, whether known or unknown, suspected or unsuspected, contingent or fixed, that the Reddy Parties may have against the e-



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Med Group (or against their past and present employees, officers, partners, associates, affiliates, subsidiaries, related companies, joint venture partners, directors, agents, representatives, attorneys, shareholders, spouses, children, fiancees and former spouses) based upon, related to, or by reason of any matter, cause, fact, act or omission occurring or arising at any moment from the beginning of time to the Closing, including, without limitation matters existing by reason of any contract (express or implied in fact or implied in law), lien, liability, cause, fact, thing, act or omission whatever, occurring or existing at any time up to the Closing. Each person released by operation of this Agreement is an intended third party beneficiary of this Agreement. The Reddy parties represent and warrant that there are not, as of the date of this Agreement, any pending lawsuits by any of them against any party hereto and thus there is no lawsuit for them to dismiss after execution of this Agreement. Notwithstanding the foregoing, Rex Beaber shall not be released individually unless and until he executes an agreement releasing the Reddy Parties in the exact same form and content of the releases contained herein; in the event he does so, this Agreement and all releases set forth herein shall inure to Rex Beaber's benefit.

                1.9.3 Release of Mitchell J. Stein. The parties hereto acknowledge that Mitchell J. Stein -- a former director of the e-Med Group -- acted as an intermediary in connection with this Settlement Agreement and Mutual Releases and the parties hereto absolutely and completely (a) stipulate, recite and agree that Mitchell J. Stein has no affirmative or implied obligation hereunder; and (b) for themselves and for their, officers, directors, legal predecessors, successors, assigns, and those who at any time purport for any reason to be acting in association with it or on its behalf, do hereby, except for the obligations under this Agreement, forever and finally release, relieve, acquit, remise, absolve and discharge Mitchell J. Stein and any of his past and present employees, officers, partners, associates, affiliates, subsidiaries, related companies, joint venture partners, directors, agents, representatives, attorneys, shareholders, spouses, children, fiancees and former spouses from any and all losses, claims, debts, liabilities, demands, obligations, promises, acts, omissions, agreements, costs and expenses, damages, injuries, suits, actions and causes of action, of whatever kind or nature, whether known or unknown, suspected or unsuspected, contingent or fixed, that the Reddy Parties or the e-Med Parties may have against Mitchell J. Stein (or his past and present employees, officers, partners, associates, affiliates, subsidiaries, related companies, joint venture partners, directors, agents, representatives, attorneys, shareholders, spouses, children, fiancees and former spouses) based upon, related to, or by reason of any matter, cause, fact, act or omission occurring or arising at any moment from the beginning of time to the Closing, including, without limitation matters existing by reason of any contract (express or implied in fact or implied in law), lien, liability, cause, fact, thing, act or omission whatever, occurring or existing at any time up to the Closing, but not including any obligations under this Agreement. Each person released by operation of this Agreement is an intended third party beneficiary of this Agreement. This release is subject to Mitchell J. Stein executing the mutual general release attached hereto as Exhibit "B."

                1.9.4 Related Parties. As used in this Agreement, the term "related companies" shall mean any person or company that a person released by operation of this Agreement has an ownership interest in or a legal affiliation with, whether that interest or



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legal affiliation is held or reflected as a partnership interest (in the case of a partnership), a membership interest (in the case of a limited liability company), a stock interest (in the case of a corporation), a joint venture interest (in the case of other contractual relationships) or any other interest recognized under the law, it being the intention of the parties that all "related companies" of the persons released above shall by this document be released as well from any liability and shall receive the same protection under this Agreement as has been provided to the persons actually named herein.

                1.9.5 Full Releases. By executing this Agreement below, Rombro, Matko and Hayes approve of all terms and conditions of this Agreement and they hereby agree that the foregoing releases are binding against each and all of them.

                1.9.6 Finality and Scope of Releases. The parties hereto acknowledge and agree that it is their intention, through this Agreement and the releases set forth above, to fully, finally and forever settle and release each other from all those matters released herein, and all claims related thereto, which do now exist, may exist or heretofore have existed or may hereafter exist. It is the intent of the parties to this Agreement to release each other from claims or causes of action arising from facts that were willfully, wrongfully, or tortuously concealed from the aggrieved party.

                1.9.7 Releases of Unknown or Unsuspected Claims. THE PARTIES HAVE BEEN INFORMED BY THEIR RESPECTIVE ATTORNEYS AND ADVISORS ABOUT CALIFORNIA CIVIL CODE SECTION 1542, AND THE PARTIES ACKNOWLEDGE THAT THEY ARE FAMILIAR WITH AND HEREBY EXPRESSLY WAIVE THE PROVISIONS OF THIS SECTION, AND ANY SIMILAR STATUTE, CODE, LAW OR REGULATION OF ANY STATE IN THE UNITED STATES TO THE FULLEST EXTENT THAT THEY MAY WAIVE SUCH RIGHTS AND BENEFITS. SECTION 1542 OF THE CALIFORNIA CIVIL CODE PROVIDES:

                A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS
                WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

                1.9.8 Final Accord and Satisfaction. This Agreement and the releases contained herein are intended to be final and binding between the parties hereto and are further to be effective as a full and final accord and satisfaction between the parties hereto, and each party to this Agreement expressly relies on the finality of this Agreement as a substantial, material factor inducing that party's execution of this Agreement.

                1.9.9 The Effect of Discovery of Different or Additional Facts. The parties hereto acknowledge that they are aware that they may hereafter discover claims presently unknown or unsuspected, or facts in addition to or different from those which they now know



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or believe to be true, or related or associated parties in addition to or different from those which are listed herein and which the parties believe to exist, pertaining to the matters released herein. Nevertheless, it is the intention of the parties hereto, through this Agreement and the releases herein, to fully, finally, and forever settle and release all such matters, and all claims and parties related thereto, which do now exist, may exist in the future or heretofore have existed. In furtherance of such intention, the releases herein given shall be and remain in effect as a full and complete release of such matters and parties, notwithstanding the discovery or existence of any such additional or different claims or facts or parties related thereto by the parties hereto. In entering into these releases, the parties hereto are not relying upon any statement, representation, inducement or promise of any other parties, except as expressly stated in this Agreement. It is the intent of the parties to this Agreement to release each other from claims or causes of action arising from facts that were willfully, wrongfully, or tortuously concealed from the aggrieved parties.

                1.9.10 Assumption of Risks. In entering into this Agreement and the releases contained herein, the parties hereto recognize that no facts or representations are ever absolutely certain; accordingly, each party hereto assumes the risk of any misrepresentation, concealment or mistake, and if any party hereto should subsequently discover that any fact the said party relied upon in entering into this Agreement was untrue, or that any fact was concealed from that party, or that any understanding of the facts or the law was incorrect, said party shall not be entitled to set aside this Agreement by reason thereof, regardless of any claim of fraud, misrepresentation, promise made without the intention of performing it, fraud in the inducement, concealment of fact, mistake of fact or law, or any other circumstances whatsoever. This Agreement and the releases contained herein are intended to be final and binding upon the parties hereto, and each of them, and is further intended to be effective as a full and final accord and satisfaction among the parties hereto, regardless of any claim of fraud, misrepresentation, promise made without the intention of performing it, fraud in the inducement, concealment of fact, mistake of fact or law, or any other circumstances whatsoever. Each party relies upon the finality of this Agreement and the releases herein as a material factor inducing the party's execution of this Agreement.

                  1.9.11 Generality and Specificity of Releases; Covenant Not to Sue or Make Claims. The parties hereto intend these releases to be construed in the broadest possible terms so that the effect of this Agreement is that the persons released hereby may not be sued by the persons releasing them hereby, whether directly or indirectly, and no claims may be made related to such releases whether by way of offset or otherwise or indeed in any manner and for any reason, under any theory of fact, under any theory of law, under any alleged set of facts, under any alleged reading of the law and under or pursuant to any claim of any kind, including (without limitation) claims for negligence, breach of contract, fraud, theft, breach of fiduciary duty, lender liability and indeed for any of the disputes set out in any of the recitals set forth above.

                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES



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        Each party to this Agreement hereto represents and warrants to the other parties hereto as follows:

        2.1 Authority and Authorization of Agreement. Such party has all necessary power and authority to execute and deliver this Agreement and the other closing documents to which it is a party, to consummate the transactions contemplated by this Agreement, and to perform all the terms and conditions of this Agreement and any closing documents to be performed by him or it. No other proceedings on the part of such party are necessary to authorize this Agreement or to consummate such transactions. This Agreement, and the other documents, certificates, and instruments delivered by such party hereunder, have been duly executed and delivered by such party and constitute the legal, valid, and binding obligations of such party, enforceable against him or it in accordance with their terms.

        2.2 Consents and Approvals; No Violations. The execution and delivery by such party of this Agreement and the other closing documents to which he or it is a party do not, and the consummation by such party of the transactions contemplated hereby and compliance by such party with the provisions hereof will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligations or the loss of a benefit under or result in the creation of any lien upon or right of first refusal with respect to any of the properties or assets of such party under, (i) any provision of the articles of incorporation or bylaws of such party; and (ii) any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, obligation, instrument, permit, concession, franchise of license applicable to such party.

        2.3 Brokers. No agent, broker, person or firm acting on behalf of such party, is, or will be, entitled to any commission or broker's or finder's fees from such party, or from any person controlled by such party, in connection with any of the transactions contemplated by this Agreement.

        2.4 Litigation. There is no action pending or, to the knowledge of such party, threatened against or affecting such party that would affect materially the ability of such party to carry out the transactions contemplated by this Agreement.

        2.5 No Material Transactions. Except as set forth in Schedule 2.5, the all parties hereto warrant to one another that, since April 7, 2000 to the Closing, there have not been any (i) transactions by or on behalf of Network other than in the ordinary course of business; (ii) change in the accounting methods or practices; (iii) revaluation by Network of any of its assets; (iv) declaration, setting aside, or payment of a dividend or other distribution in respect of any of the capital stock of Network; (v) sale or transfer of any Network assets, except in the ordinary course of business, or mortgage, pledge or other encumbrance of any asset of Network other than in the ordinary course of business; or (vi) transfer of any of the pharmacies or assets of the pharmacies owned or operated by Network.

        2.6 Disclosure. There is no event, fact, condition or occurrence that makes any of the representations and warranties contained in this Article II or any certificate, schedule or exhibit prepared and delivered by or on behalf of such party pursuant to this Agreement untrue or, if not disclosed, would make such representations and warranties misleading in light of the circumstances under which they were furnished.

                                   ARTICLE III
                             POST-CLOSING COVENANTS

        3.1 Cooperation. The parties hereto agree to cooperate as is necessary to effectuate the terms of this Agreement and a smooth transition from an accounting, tax and operational standpoint.

        3.2 PrimeMed Name. From and after the Closing, Network shall have the sole and exclusive right to use for all purposes the names "PrimeMed", "PrimeMed Network", or any variation thereof, and the e-Med Parties shall have the sole and exclusive right to use for all purposes the names PrimeRX or any variation thereof.

        3.3 Indemnity.

                3.3.1 Indemnification by the e-Med Parties. The e-Med Parties covenant and agree to indemnify, defend and hold harmless Reddy, Prime A and Network (the "Reddy Group") and their subsidiaries, shareholders, managers, members, directors, officers, employees, agents and affiliates from any and all demands, claims, actions or causes or action, costs, expenses, losses, damages and liabilities incurred or suffered, directly or indirectly, by any of them (including, without limitation, reasonable legal fees and expenses) resulting from or attributable to (i) the breach of any of the covenants, representations or warranties of the e-Med Parties under this Agreement or any misstatement in any one or more of the representations or warranties of the e-Med Parties made in or pursuant to this Agreement; (ii) any and all obligations, debts or other liabilities of Network relating to operations of Network by e-Med under the Management Agreement prior to the Closing, other than Network's trade payables not more than fifteen (15) days old, and not including breach of contract of an obligation not arising in the ordinary course of business, or third party tort claims, relating to operations of Network prior to April 7, 2000; and (iii) all pharmacy leases and other obligations of PrimeMed and PrimeRX (but not Network) personally guaranteed by Reddy or personally entered into by Reddy on behalf of an e-Med Party.

                3.3.2 Indemnification by the Reddy Group. The Reddy Group covenants and agrees to indemnify, defend and hold harmless the e-Med Parties from any and all costs, expenses, losses, damages and liabilities incurred or suffered by the e-Med Parties (including reasonable legal fees and costs) resulting from or attributable to (i) the breach of any of the covenants, representation or warranties of the Reddy Group under this Agreement, or any misstatement in any one or more of the representations or warranties of the Reddy Group made in or pursuant to this Agreement; (ii) any and all obligations, debts or other liabilities of Network relating to operations of Network subsequent to the Closing; and (iv) breach of contract of an obligation not arising in the ordinary course of business or third party tort claims relating to operations of Network prior to April 7, 2000.

                3.3.3 Notice, Cooperation and Opportunity to Defend. The party indemnified under this Section 3.3 (the "Indemnified Party") shall promptly notify in writing the indemnifying party (the "Indemnifying Party") of any matter giving rise to an obligation to indemnify, and the Indemnifying Party shall defend such claim at its expense with counsel reasonably acceptable to the Indemnified Party, provided that the Indemnifying Party may not settle any such claim without the consent of the Indemnified Party, which consent will not be unreasonably withheld or delayed. The Indemnified Party agrees to cooperate with the Indemnifying Party and to make reasonably available to the Indemnifying Party any necessary records or documents in the possession of the Indemnified Party that are necessary to defend such claim. If the Indemnified Party desires to participate in the defense of a claim being defended by the Indemnifying Party it may do so at its sole cost and expense, provided that the Indemnifying Party shall retain control over such defense. In the event the Indemnifying Party does not defend or settle such claim, the Indemnified Party may do so without the Indemnifying Party's participation, in which case the Indemnifying Party shall pay the expenses of such defense, and the Indemnified Party may settle or compromise such claim without the Indemnifying Party's consent. The failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations hereunder except to the extent that the Indemnifying Party is actually prejudiced by such failure to give notice.

        3.4 Sale of Network. The Shareholders agree that they will not close a transaction for the sale of tall of substantially all of the Network Shares or the assets of Network at any time prior to January 1, 2002.

        3.5 Survival of Representations, Warranties and Covenants. Notwithstanding the closing of the transactions contemplated under this Agreement, or any investigation made by or on behalf of a party hereto, the representations, warranties and covenants of each of the parties to this Agreement will continue to survive.

                                   ARTICLE IV
                                  MISCELLANEOUS

        4.1 Knowledge of the Parties. Each party hereto is entering into this Agreement based upon his and its knowledge of PrimeRX, Network, e-Med and PrimeMed, that all parties stipulate that such knowledge was independently sufficient justification for them to enter into the transactions contemplated hereby, including the business, financial condition and prospects of such entities, and that none of the agreements set out herein were founded upon any representation or warranty by a party, other than as set forth herein. It is understood that this Agreement is entered into in settlement and compromise of disputed claims between the parties, and this Agreement does not constitute and shall not be construed as an admission by any of the parties of any liability or of any fact or matter whatsoever. The parties agree that they have exchanged consideration that is reasonably equivalent in value. Each of the parties acknowledges and represents that such party has been given an opportunity to consult with, and has been represented by and has consulted with an attorney of such party's own choice in connection with the execution of this Agreement, and such party has relied upon the advice of such attorney in negotiating and executing this Agreement.

        4.2 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to its conflicts of laws provisions. Should any provision of this Agreement require interpretation by an arbitrator or court of competent jurisdiction, it is agreed by the parties that the arbitrator or court interpreting this Agreement shall not apply a presumption that the terms of this Agreement shall be more strictly construed against one party by reason of the rule of construction that a document is to be construed more strictly against the party who by such party or through such party's agent prepared such document, it being agreed that the agents of all parties have participated in the preparation of this Agreement.

        4.3 Notices. Any notice or other communication required or permitted under this Agreement shall be sufficiently given if delivered in person or sent by telecopy (confirmed telephonically) or by registered or certified mail (postage prepaid), or by courier (return receipt requested), addressed as follows, with a copy provided to each of the other parties: (i) to the e-Med
Parties: 1300 Marsh Landing Parkway, Suite 106, Jacksonville, Florida 32250,
Attention: John Andrews Facsimile Number: (904) 543-1071; (ii) to PrimeRX, PrimeMed and Network: 16850 Bear Valley Road, Victorville, CA 92392, Attention:
Prem N. Reddy, M.D. Facsimile Number (760) 241-8220; and (iii) to Reddy and Prime A: 16850 Bear Valley Road, Victorville, CA 92392, Attention: Prem N. Reddy, M.D. Facsimile Number (760) 241-8220. A party may change the address and facsimile number to which notices are to be given by giving written notice as provided above.

        4.4 Parties in Interest. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

        4.5 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. In addition, the signatures to this Agreement may be made by fax transmission, and the fax transmittal signature may be attached to this Agreement as if it was an original.

        4.6 Entire Agreement. The parties warrant and represent that their entering into this Agreement is free and voluntary and has not been induced or influenced by any representation, promise or other agreements or understandings other than those expressed herein. This Agreement, including the other documents referred to herein and therein which form a part hereof and thereof, contain the entire understanding of the parties hereto with respect to the subject matter contained herein and therein. This Agreement supersedes all prior agreements and understandings between the parties of any kind.

        4.7 Amendments and Waivers. This Agreement may not be modified or amended except by a written instrument executed by all of the parties. Any waiver of any term, covenant or condition of this Agreement by any party hereto shall not be effective unless set forth in writing, signed by the party granting such waiver, and in no event shall any such waiver be deemed to be a waiver of any other term, covenant or condition of this Agreement or of any subsequent waiver of the same term, covenant or condition.

        4.8 Severability. In case any provision in this Agreement shall be held invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof will not in any way be affected or impaired thereby.

        4.9 Additional Acts. The parties hereto agree to execute such other documents and to take such other actions as may be reasonably necessary or appropriate in order to carry out the purposes of this Agreement.

        4.10 Arbitration and Jurisdiction. Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration in accordance with the rules of the American Arbitration Association in the County of Los Angeles, and judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. Each party hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (i) any claim that is not personally subject to the jurisdiction as provided herein for any reason other than the failure to lawfully serve process; (ii) that it or its property is exempt or immune from such jurisdiction; (iii) that the proceeding is brought in an inconvenient forum;
(iv) that the venue of such proceeding is improper; and (v) any right to a trial by jury.

        4.11 Remedies. Except as otherwise expressly provided herein, none of the remedies set forth in this Agreement is intended to be exclusive, and each party shall have all other remedies now or hereafter existing at law or in equity or by statute or otherwise, and the election of any one or more remedies shall not constitute a waiver of the right to pursue other available remedies.

        4.12 Time of Essence. Time of is expressly made of the essence of this Agreement.

        4.13 Attorneys' Fees. If an arbitration or other proceeding is brought for the enforcement of this Agreement, or because of any alleged or actual dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party shall be entitled to recover reasonable attorney's fees and other costs incurred in that action or proceeding in addition to any other relief to which such party may be entitled.

        4.14 Gender and Number. As used in this Agreement, the masculine, feminine or neuter gender, and the singular or plural number shall be deemed to include the others whenever the context so indicates.

        WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed on its own behalf or by its respective officer thereunto duly authorized, all as of the day and year first above written.


                                       PrimeRX.com, Inc.

                                       By: /s/ Prem Reddy, M.D.
                                           -------------------------------------
                                           Prem Reddy, M.D., Chairman


                                       PrimeMed Pharmacy Services, Inc.

                                       By: /s/ Lex Reddy
                                           -------------------------------------
                                           Lex Reddy, President


                                       Network Pharmaceuticals, Inc.

                                       By: /s/ Lex Reddy
                                           -------------------------------------
                                           Lex Reddy, President


                                       e-MedSoft.com

                                       By: /s/ John Andrews
                                           -------------------------------------
                                           John Andrews, President


                                       Prime A Investments LLC

                                       By: /s/ Prem Reddy, M.D.
                                           -------------------------------------
                                           Prem Reddy, M.D., Manager

                                           /s/ Prem Reddy, M.D.
                                           -------------------------------------
                                           Prem Reddy, M.D.


                                           /s/ David W. Rombro
                                           -------------------------------------
                                           David W. Rombro



                                           /s/ Raymond Matko
                                           -------------------------------------
                                           Raymond Matko



                                           /s/ Richard A. Hayes
                                           -------------------------------------
                                           Richard A. Hayes

                                   EXHIBIT A

                                 PrimeRX Shares

Prem Reddy, M.D.                   7,168,500 Shares Common Stock

                                     729,544 Shares Series A Preferred Stock

Prime A Investments, LLC             931,500 Shares Common Stock

                                   EXHIBIT B

                                MUTUAL RELEASES

     This MUTUAL RELEASES ("Agreement") is made and created this 14th day of March, 2001, by and between Prem Reddy, M.D., Prime A Investments, LLC, David
W. Rombro, Raymond Matko, Richard A. Hayes and Mitchell J. Stein.

     WHEREAS, the parties hereto have engaged in several disputes which they now intend to settle and release.

     NOW, THEREFORE, the parties - for the mutual promises and covenants set out below - do hereby agree as follows:

                                   ARTICLE I

     1. Releases. Excepting the obligations set out in this Agreement, the parties hereto, for their respective officers, directors, legal predecessors, successors, assigns, and those who at any time purport for any reason to be acting in association with them or on their behalf, do hereby forever and finally release, relieve, acquit, remise, absolve and discharge each other and their respective past and present employees, officers, partners, associates, affiliates, subsidiaries, related companies, joint venture partners, directors, agents, representatives, attorneys, shareholders, spouses, children, fiancees and former spouses from any and all losses, claims, debts, liabilities, demands, obligations, promises, acts, omissions, agreements, costs and expenses, damages, injuries, suits, actions and causes of action, of whatever kind or nature, whether known or unknown, suspected or unsuspected, contingent or fixed, that they may have against each other (or against their past and present employees, officers, partners, associates, affiliates, subsidiaries, related companies, joint venture partners, directors, agents, representatives, attorneys, shareholders, spouses, children, fiancees and former spouses) based upon, related to, or by reason of any matter, cause, fact, act or omission occurring or arising at any moment from the beginning of time to and including the date hereof, including, without limitation matters existing by reason of any contract (express or implied in fact or implied in law), lien, liability, cause, fact, thing, act or omission whatever, occurring or existing at any time up to the current date. Each person released by operation of this Agreement is an intended third party beneficiary of this Agreement.

     2. Related Parties. As used in this Agreement, the term "related companies" shall mean any person or company that a person released by operation of this Agreement has an ownership interest in or a legal affiliation with, whether that interest or legal affiliation is held or reflected as a partnership interest (in the case of a partnership), a membership interest (in the case of a limited liability company), a stock interest (in the case of a corporation), a joint venture interest (in the case of other contractual relationships) or any other interest recognized under the law, it being the intention of the parties that all "related companies" of the persons released above shall by this document be released as well from any liability and shall receive the same protection under this Agreement as has been provided to the persons actually named herein.

     3. Finality and Scope of Releases. The parties hereto acknowledge and agree that it is their intention, through this Agreement and the releases set forth above, to fully, finally and forever settle and release each other from all those matters released herein, and all claims related thereto, which do now exist, may exist or heretofore have existed or may hereafter exist. It is the intent of the parties to this Agreement to release each other from claims or causes of action arising from facts that were willfully, wrongfully, or tortuously concealed from the aggrieved party.

     4. Releases of Unknown or Unsuspected Claims. THE PARTIES HAVE BEEN INFORMED BY THEIR RESPECTIVE ATTORNEYS AND ADVISORS ABOUT CALIFORNIA CIVIL CODE
SECTION 1542, AND THE PARTIES ACKNOWLEDGE THAT THEY ARE FAMILIAR WITH AND HEREBY EXPRESSLY WAIVE THE PROVISIONS OF THIS SECTION, AND ANY SIMILAR STATUTE, CODE, LAW OR REGULATION OF ANY STATE IN THE UNITED STATES TO THE FULLEST EXTENT THAT THEY MAY WAIVE SUCH RIGHTS AND BENEFITS. SECTION 1542 OF THE CALIFORNIA CIVIL CODE PROVIDES:

          A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

     5. Final Accord and Satisfaction. This Agreement and the releases contained herein are intended to be final and binding between the parties hereto and are further to be effective as a full and final accord and satisfaction between the parties hereto, and each party to this Agreement expressly relies on the finality of this Agreement as a substantial, material factor inducing that party's execution of this Agreement.

     6. The Effect of Discovery of Different or Additional Facts. The parties hereto acknowledge that they are aware that they may hereafter discover claims presently unknown or unsuspected, or facts in addition to or different from those which they now know or believe to be true, or related or associated parties in addition to or different from those which are listed herein and which the parties believe to exist, pertaining to the matters released herein. Nevertheless, it is the intention of the parties hereto, through this Agreement and the releases herein, to fully, finally, and forever settle and release all such matters, and all claims and parties related thereto, which do now exist, may exist in the future or heretofore have existed. In furtherance of such intention, the releases herein given shall be and remain in effect as a full and complete release of such matters and parties, notwithstanding the discovery or existence of any such additional or different claims or facts or parties related thereto by the parties hereto. In entering into these releases, the parties hereto are not relying upon any statement, representation, inducement or promise of any other parties, except as expressly stated in this Agreement. It is the intent of the parties to this Agreement to release each other from claims or causes of action arising from facts that were willfully, wrongfully, or tortuously concealed from the aggrieved parties.

     7. Assumption of Risks. In entering into this Agreement and the releases contained herein, the parties hereto recognize that no facts or representations are ever absolutely certain; accordingly, each party hereto assume the risk of any misrepresentation, concealment or mistake, and if any party hereto should subsequently discover that any fact the said party relied upon in entering into this Agreement was untrue, or that any fact was concealed from that party, or that any understanding of the facts or the law was incorrect, said party shall not be entitled to set aside this Agreement by reason thereof, regardless of any claim of fraud, misrepresentation, promise made without the intention of performing it, fraud in the inducement, concealment of fact, mistake of fact or law, or any other circumstances whatsoever. This Agreement and the releases contained herein are intended to be final and binding upon the parties hereto, and each of them, and is further intended to be effective as a full and final accord and satisfaction among the parties hereto, regardless of any claim of fraud, misrepresentation, promise made without the intention of performing it, fraud in the inducement, concealment of fact, mistake of fact or law, or any other circumstances whatsoever. Each party relies upon the finality of this Agreement and the releases herein as a material factor inducing the party's execution of this Agreement.

     8. Generality and Specificity of Releases; Covenant Not to Sue or Make Claims. The parties hereto intend these releases to be construed in the broadest possible terms so that the effect of this Agreement is that the persons released hereby may not be sued by the persons releasing them hereby, whether directly or indirectly, and no claims may be made related to such releases whether by way of offset or otherwise or indeed in any manner and for any reason, under any theory of fact, under any theory of law, under any alleged set of facts, under any alleged reading of the law and under or pursuant to any claim of any kind, including (without limitation) claims for negligence, breach of contract, fraud, theft, breach of fiduciary duty, lender liability and indeed for any of the disputes set out in any of the recitals set forth above.


                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES

     Each party to this Agreement hereto represents and warrants to the other parties hereto as follows:

     9. Authority and Authorization of Agreement. Such party has all necessary power and authority to execute and deliver this Agreement and the other closing documents to which it is a party, to consummate the transactions contemplated by this Agreement, and to perform all the terms and conditions of this Agreement and any closing documents to be performed by him or it. No other proceedings on the part of such party are necessary to authorize this Agreement or to consummate such transactions.

This Agreement, and the other documents, certificates, and instruments delivered by such party hereunder, have been duly executed and delivered by such party and constitute the legal, valid, and binding obligations of such party, enforceable against him or it in accordance with their terms.

      10. Consents and Approvals; No Violations. The execution and delivery by such party of this Agreement and the other closing documents to which he or it is a party do not, and the consummation by such party of the transactions contemplated hereby and compliance by such party with the provisions hereof will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation of acceleration of any obligations or the loss of a benefit under or result in the creation of any lien upon or right of first refusal with respect to any of the properties or assets of such party under,
(i) any provision of the articles of incorporation or bylaws of such party; and
(ii) any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, obligation, instrument, permit, concession, franchise of license applicable to such party.

      11. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to its conflicts of laws provisions. Should any provision of this Agreement require interpretation by an arbitrator or court of competent jurisdiction, it is agreed by the parties that the arbitrator or court interpreting this Agreement shall not apply a presumption that the terms of this Agreement shall be more strictly construed against one party by reason of the rule of construction that a document is to be construed more strictly against the party who by such party or through such party's agent prepared such document, it being agreed that the agents of all parties have participated in the preparation of this Agreement.

      12. Notices. Any notice or other communication required or permitted under this Agreement shall be sufficiently given if delivered in person or sent by telecopy (confirmed telephonically) or by registered or certified mail (postage prepaid), or by courier (return receipt requested), addressed to the last known address of the party.

      13. Parties in Interest. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

      14. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. In addition, the signature to this Agreement may be made by fax transmission, and the fax transmittal signature may be attached to this Agreement as if it was an original.

      15. Entire Agreement. The parties warrant and represent that their entering into this Agreement is free and voluntary and has not been induced or influenced by any representation, promise or other agreements or understandings other than those expressed herein. This Agreement, including the other documents referred to herein and therein which form a part hereof and thereof, contain the entire understanding of the parties hereto with respect to the subject matter contained herein and therein. This Agreement supersedes all prior agreements and understandings between the parties of any kind.

     16. Amendments and Waivers. This Agreement may not be modified or amended except by a written instrument executed by all of the parties. Any waiver of any term, covenant or condition of this Agreement by any party hereto shall not be effective unless set forth in writing, signed by the party granting such waiver, and in no event shall any such waiver be deemed to be a waiver of any other term, covenant or condition of this Agreement or of any subsequent waiver of the same term, covenant or condition.

     17. Severability. In case any provision in this Agreement shall be held invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof will not in any way be affected or impaired thereby.

     18. Arbitration and Jurisdiction. Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration in accordance with the rules of the American Arbitration Association in the County of Los Angeles, and judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. Each party hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (i) any claim that is not personally subject to the jurisdiction as provided herein for any reason other than the failure to lawfully serve process; (ii) that it or its property is exempt or immune from such jurisdiction; (iii) that the proceeding is brought in an inconvenient forum; (iv) that the venue of such proceeding is improper, and (v) any right to a trial by jury.

     19. Remedies. Except as otherwise expressly provided herein, none of the remedies set forth in this Agreement is intended to be exclusive, and each party shall have all other remedies now or hereafter existing at law or in equity or by statute or otherwise, and the election of any one or more remedies shall not constitute a waiver of the right to pursue other available remedies.

     20. Time of Essence. Time of is expressly made of the essence of this Agreement.

     21. Attorneys' Fees. If an arbitrator or other proceeding is brought for the enforcement of this Agreement, or because of any alleged or actual dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party shall be entitled to recover reasonable attorney's fees and other costs incurred in that action or proceeding in addition to any other relief to which such party may be entitled.

     22. Gender and Number. As used in this Agreement, the masculine, feminine or neuter gender, and the singular or plural number shall be deemed to include the others whenever the context so indicates.

                                    Prime A Investments LLC

                                    By: /s/ PREM REDDY, M.D.
                                       -------------------------------
                                       Prem Reddy, M.D., Manager

                                    /s/ PREM REDDY, M.D.
                                    ----------------------------------
                                    Prem Reddy, M.D.

                                    /s/ DAVID W. ROMBRO
                                    ----------------------------------
                                    David W. Rombro

                                    /s/ RAYMOND MATKO
                                    ----------------------------------
                                    Raymond Matko